SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported)      November 1, 1996


                                       TOUCAN GOLD CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           DELAWARE               33-28562                   75-2661571
(STATE OF INCORPORATION)(COMMISSION FILE NUMBER)(IRS EMPLOYER IDENTIFICATION NO)




8201 PRESTON ROAD, SUITE 600,       DALLAS, TEXAS                  75225
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE              (214) 890-8065
                                                   ---------------------------








          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

                  On November 1, 1996, Toucan Gold Corporation ("Toucan") completed the offering of 1,600,000 units (the "Units") for aggregate gross proceeds of U.S. $4 million. Each Unit consisted of one share of common stock, par value $.01 per share (the "Common Stock"), of Toucan and one Common Stock share purchase warrant (the "Warrants"). Each Warrant entitles the holder to subscribe for one additional share of Common Stock at a price of U.S. $3.50 per share at any time prior to the close of business on the first anniversary of the original date of issue of the Warrants, subject to adjustment in connection with certain anti-dilution provisions. The price of the Units was U.S. $2.50 per Unit. The placement agent for the offering was Yorkton Securities Inc. ("Yorkton"). Yorkton received a commission of 8% of the gross proceeds of the offering and was reimbursed for its fees and expenses. The net proceeds to Toucan were approximately U.S. $3,600,000. Certain other information concerning the offering was disclosed in Form 8-K, which was filed with the Securities and Exchange Commission (the "Commission") on October 21, 1996, and on Form 8-K/A, which was filed with the Commission on October 29, 1996, and which are incorporated herein by reference.

         The offering was conducted pursuant to Regulation S promulgated under the United States Securities Act of 1933, as amended, and to exemptions from the offering requirements in any jurisdiction in which the Units were offered. Accordingly, the Units were not offered or sold in the United States or to U.S. persons, as defined in Regulation S.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired

                  Not Applicable

         (b)      Pro Forma Financial Information

                  Not Applicable

         (c)      Exhibit

                  10.1     Form of Warrant.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Toucan Gold Corporation
                                                     (Registrant)



Date:  November 14, 1996                         By:/s/Robert Jeffcock
                                                    --------------------
                                                    Robert Jeffcock
                                                    Chief Executive Officer






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                             TOUCAN GOLD CORPORATION

                                  EXHIBIT INDEX


         Exhibit No.                                           Description

             10.1*                                            Form of Warrant.



         *        Filed herewith.




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                                  EXHIBIT 10.1





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